News Release

Media Contact: Gillian Moore
24-Hour: 800.559.3853
Analyst Contact: Abby Motsinger
Office: 704.382.7624
May 7, 2024
Duke Energy reports first-quarter 2024 financial results
▪First-quarter 2024 reported and adjusted EPS of $1.44
▪Strong start to the year, driven by growth at Electric Utilities and Infrastructure
▪Company continues to advance generation transition with an "all of the above" strategy to serve significant demand growth
CHARLOTTE, N.C. – Duke Energy (NYSE: DUK) today announced first-quarter 2024 reported EPS, prepared in accordance with Generally Accepted Accounting Principles (GAAP), and adjusted EPS of $1.44. This is compared to reported EPS of $1.01 and adjusted EPS of $1.20 for the first quarter of 2023. Adjusted EPS excludes the impact of certain items that are included in reported EPS.
Higher first-quarter 2024 adjusted results were driven by improved weather and favorable rate case impacts along with growth from riders and other retail margin. These items were partially offset by higher interest expense.
The company is reaffirming its 2024 adjusted EPS guidance range of $5.85 to $6.10, and long-term adjusted EPS growth rate of 5% to 7% through 2028 off the 2024 midpoint of $5.98. Management does not forecast reported GAAP EPS and related long-term growth rates.
“We had a strong start to the year and I’m proud of the momentum we’ve generated this quarter. We have a clear path forward that will deliver sustainable value and 5% to 7% earnings growth over the next five years,” said Lynn Good, Duke Energy chair and chief executive officer.
“We continue to make progress on our strategy as we move from the planning phase to executing our fleet transition. We’re advancing infrastructure projects across our regions to maintain reliability as we meet our customers' growing energy needs.”

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Business segment results
In addition to the following summary of first-quarter 2024 business segment performance, comprehensive tables with detailed EPS drivers for the first quarter compared to prior year are provided at the end of this news release.
The discussion below of first-quarter results includes both GAAP segment income and adjusted segment income, which is a non-GAAP financial measure. The tables at the end of this news release present a full reconciliation of GAAP reported results to adjusted results.
Electric Utilities and Infrastructure
On a reported and adjusted basis, Electric Utilities and Infrastructure recognized first-quarter 2024 segment income of $1,021 million, compared to reported and adjusted segment income of $791 million in the first quarter of 2023. This represents an increase of $0.29 per share. Higher quarterly results were primarily due to improved weather, volume growth, favorable rate case impacts along with growth from riders and other retail margin, partially offset by higher depreciation on a growing asset base along with higher interest expense.
Gas Utilities and Infrastructure
On a reported and adjusted basis, Gas Utilities and Infrastructure recognized first-quarter 2024 segment income of $284 million, compared to reported and adjusted segment income of $287 million in the first quarter of 2023. Flat quarterly results were primarily driven by growth from riders and other retail margin, offset by higher interest expense and depreciation on a growing asset base.
Other
Other primarily includes interest expense on holding company debt, other unallocated corporate costs and results from Duke Energy’s captive insurance company.
On a reported and adjusted basis, Other recognized a first-quarter 2024 segment loss of $203 million, compared to reported and adjusted segment loss of $168 million in the first quarter of 2023. This represents a decrease of $0.05 per share. Lower quarterly results were primarily due to higher interest expense.
Effective tax rate
Duke Energy's consolidated reported effective tax rate for the first quarter of 2024 was 13.4% compared to 13.8% in the first quarter of 2023.
The effective tax rate including noncontrolling interests and preferred dividends and excluding any special items was 13.7% for the first quarter of 2024 compared to 14.2% in the first quarter of 2023.
The tables at the end of this news release present a reconciliation of the reported effective tax rate to the effective tax rate including noncontrolling interests and preferred dividends and excluding special items.

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Earnings conference call for analysts
An earnings conference call for analysts is scheduled at 10 a.m. ET today to discuss first-quarter 2024 financial results and other business and financial updates. The conference call will be hosted by Lynn Good, chair and chief executive officer, Harry Sideris, president, and Brian Savoy, executive vice president and chief financial officer.
The call can be accessed via the investors section (duke-energy.com/investors) of Duke Energy’s website or by dialing 833.470.1428 in the U.S. or 929.526.1599 outside the U.S. The confirmation code is 087973. Please call in 10 to 15 minutes prior to the scheduled start time.
A recording of the webcast with transcript will be available on the investors' section of the company’s website by May 8.
Special Items and Non-GAAP Reconciliation
The following table presents a reconciliation of GAAP reported earnings per share to adjusted earnings per share for first-quarter 2024 and 2023 financial results:

(In millions, except per share amounts)	After-Tax Amount	1Q 2024 EPS	1Q 2023 EPS
Earnings Per Share, as reported		$1.44	$1.01
Adjustments to reported EPS:
First Quarter 2024
Discontinued operations(a)	$3	$—
First Quarter 2023
Discontinued operations(a)	145		0.19
Total adjustments		$—	$0.19
EPS, adjusted		$1.44	$1.20
(a)    Represents the operating results and impairments recognized related to the sale of the Commercial Renewables business disposal group.
Non-GAAP financial measures
Management evaluates financial performance in part based on non-GAAP financial measures, including adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items. Adjusted earnings and adjusted EPS represent income (loss) from continuing operations available to Duke Energy Corporation common stockholders in dollar and per share amounts, adjusted for the dollar and per share impact of special items. The effective tax rate including noncontrolling interests and preferred dividends and excluding special items is calculated using pretax earnings and income tax expense, both as adjusted for the impact of noncontrolling interests, preferred dividends and special items. As discussed below, special items include certain charges and credits, which management believes are not indicative of Duke Energy's ongoing performance.

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Management uses these non-GAAP financial measures for planning and forecasting, and for reporting financial results to the Board of Directors, employees, stockholders, analysts and investors. The most directly comparable GAAP measures for adjusted earnings, adjusted EPS and effective tax rate including noncontrolling interests and preferred dividends and excluding special items are Net Income (Loss) Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss)), Basic earnings (loss) per share Available to Duke Energy Corporation common stockholders (GAAP reported earnings (loss) per share), and the reported effective tax rate, respectively.
There were no special items included in the periods presented.
Due to the forward-looking nature of any forecasted adjusted earnings guidance, information to reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods (such as legal settlements, the impact of regulatory orders or asset impairments).
Management evaluates segment performance based on segment income and other net loss. Segment income and other net loss is defined as income (loss) from continuing operations net of income attributable to noncontrolling interests and preferred stock dividends. Segment income and other net loss includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income and adjusted other net loss as a measure of historical and anticipated future segment performance. Adjusted segment income and adjusted other net loss is a non-GAAP financial measure, as it is based upon segment income and other net loss adjusted for special items, which are discussed above. Management believes the presentation of adjusted segment income and adjusted other net loss provides useful information to investors, as it provides them with an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income or adjusted other net loss is segment income and other net loss.
Due to the forward-looking nature of any forecasted adjusted segment income or adjusted other net loss and any related growth rates for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures is not available at this time, as the company is unable to forecast all special items, as discussed above.
Duke Energy’s adjusted earnings, adjusted EPS and adjusted segment income and adjusted other net loss may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.

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Duke Energy
Duke Energy (NYSE: DUK), a Fortune 150 company headquartered in Charlotte, N.C., is one of America’s largest energy holding companies. The company's electric utilities serve 8.4 million customers in North Carolina, South Carolina, Florida, Indiana, Ohio and Kentucky, and collectively own 54,800 megawatts of energy capacity. Its natural gas utilities serve 1.7 million customers in North Carolina, South Carolina, Tennessee, Ohio and Kentucky.
Duke Energy is executing an ambitious clean energy transition, keeping reliability, affordability and accessibility at the forefront as the company works toward net-zero methane emissions from its natural gas business by 2030 and net-zero carbon emissions from electricity generation by 2050. The company is investing in major electric grid upgrades and cleaner generation, including expanded energy storage, renewables, natural gas and nuclear.
More information is available at duke-energy.com and the Duke Energy News Center. Follow Duke Energy on Twitter, LinkedIn, Instagram and Facebook, and visit illumination for stories about the people and innovations powering our energy transition.
Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
◦The ability to implement our business strategy, including our carbon emission reduction goals;
◦State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
◦The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
◦The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
◦The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
◦The impact of extraordinary external events, such as the pandemic health event resulting from COVID-19, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;
◦Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
◦Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;
◦Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources as well as stranded costs;

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◦Advancements in technology;
◦Additional competition in electric and natural gas markets and continued industry consolidation;
◦The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
◦Changing investor, customer and other stakeholder expectations and demands including heightened emphasis on environmental, social and governance concerns and costs related thereto;
◦The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the United States electric grid or generating resources;
◦Operational interruptions to our natural gas distribution and transmission activities;
◦The availability of adequate interstate pipeline transportation capacity and natural gas supply;
◦The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
◦The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
◦The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
◦The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;
◦Credit ratings of the Duke Energy Registrants may be different from what is expected;
◦Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
◦Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
◦Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
◦The ability to control operation and maintenance costs;
◦The level of creditworthiness of counterparties to transactions;
◦The ability to obtain adequate insurance at acceptable costs;
◦Employee workforce factors, including the potential inability to attract and retain key personnel;
◦The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
◦The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;
◦The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;
◦The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
◦The impacts from potential impairments of goodwill or equity method investment carrying values;
◦Asset or business acquisitions and dispositions may not yield the anticipated benefits; and
◦The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.

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Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants' reports filed with the SEC and available at the SEC's website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2024
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$1,021	$—		$—	$1,021
Gas Utilities and Infrastructure	284	—		—	284
Total Reportable Segment Income	1,305	—		—	1,305
Other	(203)	—		—	(203)
Discontinued Operations	(3)	3	A	3	—
Net Income Available to Duke Energy Corporation Common Stockholders	$1,099	$3		$3	$1,102
EARNINGS PER SHARE AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.44	$—		$—	$1.44
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Recorded in Loss from Discontinued Operations, net of tax, on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 771 million

DUKE ENERGY CORPORATION
REPORTED TO ADJUSTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2023
(Dollars in millions, except per share amounts)

	Reported Earnings	Discontinued Operations		Total Adjustments	Adjusted Earnings
SEGMENT INCOME
Electric Utilities and Infrastructure	$791	$—		$—	$791
Gas Utilities and Infrastructure	287	—		—	287
Total Reportable Segment Income	1,078	—		—	1,078
Other	(168)	—		—	(168)
Discontinued Operations	(145)	$145	A	145	—
Net Income Available to Duke Energy Corporation Common Stockholders	$765	$145		$145	$910
EPS AVAILABLE TO DUKE ENERGY CORPORATION COMMON STOCKHOLDERS	$1.01	$0.19		$0.19	$1.20
Note: Earnings Per Share amounts are adjusted for accumulated dividends for Series B Preferred Stock of $0.02.
A – Recorded in Loss from Discontinued Operations, net of tax, and Net (Income) Loss Attributable to Noncontrolling Interests on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) – 770 million

DUKE ENERGY CORPORATION
EFFECTIVE TAX RECONCILIATION
March 2024
(Dollars in millions)

	Three Months Ended March 31, 2024
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,332
Noncontrolling Interests	(16)
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,277

Reported Income Tax Expense From Continuing Operations	$178	13.4%
Noncontrolling Interest Portion of Income Taxes(a)	(3)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$175	13.7%

	Three Months Ended March 31, 2023
	Balance	Effective Tax Rate

Reported Income From Continuing Operations Before Income Taxes	$1,125
Noncontrolling Interests	(25)
Preferred Dividends	(39)
Pretax Income Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$1,061

Reported Income Tax Expense From Continuing Operations	$155	13.8%
Noncontrolling Interest Portion of Income Taxes(a)	(4)
Tax Expense Including Noncontrolling Interests and Preferred Dividends and Excluding Special Items	$151	14.2%
(a)    Income tax related to non-pass-through entities for tax purposes.

DUKE ENERGY CORPORATION
EARNINGS VARIANCES
March 2024 YTD vs. Prior Year

(Dollars per share)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Discontinued Operations	Consolidated
2023 YTD Reported Earnings Per Share	$1.03	$0.37	$(0.20)	$(0.19)	$1.01
Discontinued Operations	—	—	—	0.19	0.19
2023 YTD Adjusted Earnings Per Share	$1.03	$0.37	$(0.20)	$—	$1.20
Weather	0.15	—	—	—	0.15
Volume	0.04	—	—	—	0.04
Riders and Other Retail Margin(a)	0.06	0.04	—	—	0.10
Rate case impacts, net(b)	0.07	0.01	—	—	0.08
Wholesale(c)	0.02	—	—	—	0.02
Operations and maintenance, net of recoverables	(0.01)	(0.01)	—	—	(0.02)
Interest Expense(d)	(0.05)	(0.01)	(0.04)	—	(0.10)
AFUDC Equity	0.01	—	—	—	0.01
Depreciation and amortization(d)	(0.05)	(0.01)	—	—	(0.06)
Other	0.05	(0.02)	(0.01)	—	0.02
Total variance	$0.29	$—	$(0.05)	$—	$0.24
2024 YTD Reported and Adjusted Earnings Per Share	$1.32	$0.37	$(0.25)	$—	$1.44

Note: Earnings Per Share amounts are calculated using the consolidated statutory income tax rate for all drivers. Weighted average shares outstanding increased from 770 million to 771 million.

(a)    Electric Utilities and Infrastructure includes higher grid modernization riders and transmission revenues (+$0.04). Gas Utilities and Infrastructure includes higher revenues from Tennessee ARM (+$0.02), riders and customer growth.
(b)    Electric Utilities and Infrastructure includes impacts from DEC North Carolina rates, effective January 2024, (+$0.07), DEP South Carolina rates, effective April 2023 and DEP North Carolina rates, effective October 2023 (+$0.03) and DEK rates, effective October 2023 (+$0.01), partially offset by the impact of lower DOE nuclear fuel storage funding, net of DEF multiyear rate plan revenue increases (-$0.04). Gas Utilities and Infrastructure includes impacts from DEO rates, effective November 2023.
(c)    Primarily due to higher capacity rates.
(d)    Electric Utilities and Infrastructure excludes rate case impacts.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In millions, except per share amounts)

	Three Months Ended
	March 31,
	2024	2023
Operating Revenues
Regulated electric	$6,732	$6,324
Regulated natural gas	866	882
Nonregulated electric and other	73	70
Total operating revenues	7,671	7,276
Operating Expenses
Fuel used in electric generation and purchased power	2,335	2,377
Cost of natural gas	232	298
Operation, maintenance and other	1,379	1,310
Depreciation and amortization	1,387	1,227
Property and other taxes	386	389
Impairment of assets and other charges	1	8
Total operating expenses	5,720	5,609
Gains on Sales of Other Assets and Other, net	12	7
Operating Income	1,963	1,674
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	17	20
Other income and expenses, net	169	151
Total other income and expenses	186	171
Interest Expense	817	720
Income From Continuing Operations Before Income Taxes	1,332	1,125
Income Tax Expense From Continuing Operations	178	155
Income From Continuing Operations	1,154	970
Loss From Discontinued Operations, net of tax	(3)	(209)
Net Income	1,151	761
Add: Net (Income) Loss Attributable to Noncontrolling Interests	(13)	43
Net Income Attributable to Duke Energy Corporation	1,138	804
Less: Preferred Dividends	39	39
Net Income Available to Duke Energy Corporation Common Stockholders	$1,099	$765

Earnings Per Share – Basic and Diluted
Income from continuing operations available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.44	$1.20
Loss from discontinued operations attributable to Duke Energy Corporation common stockholders
Basic and Diluted	$—	$(0.19)
Net income available to Duke Energy Corporation common stockholders
Basic and Diluted	$1.44	$1.01
Weighted average shares outstanding
Basic and Diluted	771	770

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In millions)	March 31, 2024	December 31, 2023
ASSETS
Current Assets
Cash and cash equivalents	$459	$253
Receivables (net of allowance for doubtful accounts of $102 at 2024 and $55 at 2023)	1,646	1,112
Receivables of VIEs (net of allowance for doubtful accounts of $102 at 2024 and $150 at 2023)	2,253	3,019
Inventory (includes $1,616 at 2024 and $462 at 2023 related to VIEs)	4,281	4,292
Regulatory assets (includes $110 at 2024 and 2023 related to VIEs)	3,082	3,648
Assets held for sale	11	14
Other (includes $44 at 2024 and $90 at 2023 related to VIEs)	359	431
Total current assets	12,091	12,769
Property, Plant and Equipment
Cost	173,926	171,353
Accumulated depreciation and amortization	(57,035)	(56,038)
Net property, plant and equipment	116,891	115,315
Other Noncurrent Assets
Goodwill	19,303	19,303
Regulatory assets (includes $1,616 at 2024 and $1,642 at 2023 related to VIEs)	13,636	13,618
Nuclear decommissioning trust funds	10,775	10,143
Operating lease right-of-use assets, net	1,092	1,092
Investments in equity method unconsolidated affiliates	502	492
Assets held for sale	308	$197
Other	4,072	3,964
Total other noncurrent assets	49,688	48,809
Total Assets	$178,670	$176,893
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable (includes $188 at 2024 and 2023 related to VIEs)	$3,364	$4,228
Notes payable and commercial paper	4,155	4,288
Taxes accrued	708	816
Interest accrued	798	745
Current maturities of long-term debt (includes $929 at 2024 and $428 at 2023 related to VIEs)	2,274	2,800
Asset retirement obligations	603	596
Regulatory liabilities	1,309	1,369
Liabilities associated with assets held for sale	251	122
Other	2,084	2,319
Total current liabilities	15,546	17,283
Long-Term Debt (includes $2,134 at 2024 and $3,000 at 2023 related to VIEs)	74,979	72,452
Other Noncurrent Liabilities
Deferred income taxes	10,721	10,556
Asset retirement obligations	8,487	8,560
Regulatory liabilities	14,571	14,039
Operating lease liabilities	915	917
Accrued pension and other post-retirement benefit costs	473	485
Investment tax credits	862	864
Liabilities associated with assets held for sale	126	$157
Other (includes $42 at 2024 and $35 at 2023 related to VIEs)	1,352	1,393
Total other noncurrent liabilities	37,507	36,971
Commitments and Contingencies
Equity
Preferred stock, Series A, $0.001 par value, 40 million depositary shares authorized and outstanding at 2024 and 2023	973	973
Preferred stock, Series B, $0.001 par value, 1 million shares authorized and outstanding at 2024 and 2023	989	989
Common stock, $0.001 par value, 2 billion shares authorized; 772 million and 771 million shares outstanding at 2024 and 2023	1	1
Additional paid-in capital	44,937	44,920
Retained earnings	2,542	2,235
Accumulated other comprehensive income (loss)	109	(6)
Total Duke Energy Corporation stockholders' equity	49,551	49,112
Noncontrolling interests	1,087	1,075
Total equity	50,638	50,187
Total Liabilities and Equity	$178,670	$176,893

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In millions)

	Three Months Ended March 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,151	$761
Adjustments to reconcile net income to net cash provided by operating activities	1,323	722
Net cash provided by operating activities	2,474	1,483

CASH FLOWS FROM INVESTING ACTIVITIES
Net cash used in investing activities	(3,342)	(3,209)

CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities	1,029	1,747

Net increase in cash, cash equivalents and restricted cash	161	21
Cash, cash equivalents and restricted cash at beginning of period	357	603
Cash, cash equivalents and restricted cash at end of period	$518	$624

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,750	$—	$—	$(18)	$6,732
Regulated natural gas	—	889	—	(23)	866
Nonregulated electric and other	53	13	38	(31)	73
Total operating revenues	6,803	902	38	(72)	7,671
Operating Expenses
Fuel used in electric generation and purchased power	2,355	—	—	(20)	2,335
Cost of natural gas	—	232	—	—	232
Operation, maintenance and other	1,316	129	(18)	(48)	1,379
Depreciation and amortization	1,225	98	71	(7)	1,387
Property and other taxes	337	46	3	—	386
Impairment of assets and other charges	1	—	—	—	1
Total operating expenses	5,234	505	56	(75)	5,720
Gains on Sales of Other Assets and Other, net	6	—	5	1	12
Operating Income (Loss)	1,575	397	(13)	4	1,963
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	1	—	17	(1)	17
Other income and expenses, net	130	17	62	(40)	169
Total Other Income and Expenses	131	17	79	(41)	186
Interest Expense	499	61	294	(37)	817
Income (Loss) from Continuing Operations before Income Taxes	1,207	353	(228)	—	1,332
Income Tax Expense (Benefit) from Continuing Operations	173	69	(64)	—	178
Income (Loss) from Continuing Operations	1,034	284	(164)	—	1,154
Less: Net Income Attributable to Noncontrolling Interest	13	—	—	—	13
Net Income (Loss) Attributable to Duke Energy Corporation	1,021	284	(164)	—	1,141
Less: Preferred Dividends	—	—	39	—	39
Segment Income/Other Net Loss	$1,021	$284	$(203)	$—	$1,102
Discontinued Operations					(3)
Net Income Available to Duke Energy Corporation Common Stockholders					$1,099

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2023
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other	Eliminations/Adjustments	Duke Energy
Operating Revenues
Regulated electric	$6,340	$—	$—	$(16)	$6,324
Regulated natural gas	—	905	—	(23)	882
Nonregulated electric and other	58	6	31	(25)	70
Total operating revenues	6,398	911	31	(64)	7,276
Operating Expenses
Fuel used in electric generation and purchased power	2,396	—	—	(19)	2,377
Cost of natural gas	—	298	—	—	298
Operation, maintenance and other	1,269	119	(35)	(43)	1,310
Depreciation and amortization	1,096	85	54	(8)	1,227
Property and other taxes	348	31	10	—	389
Impairment of assets and other charges	7	1	—	—	8
Total operating expenses	5,116	534	29	(70)	5,609
Gains on Sales of Other Assets and Other, net	1	—	6	—	7
Operating Income	1,283	377	8	6	1,674
Other Income and Expenses
Equity in earnings of unconsolidated affiliates	1	6	13	—	20
Other income and expenses, net	129	17	49	(44)	151
Total Other Income and Expenses	130	23	62	(44)	171
Interest Expense	452	50	256	(38)	720
Income (Loss) From Continuing Operations Before Income Taxes	961	350	(186)	—	1,125
Income Tax Expense (Benefit) from Continuing Operations	149	63	(57)	—	155
Income (Loss) from Continuing Operations	812	287	(129)	—	970
Less: Net Income Attributable to Noncontrolling Interest	21	—	—	—	21
Net Income (Loss) Attributable to Duke Energy Corporation	791	287	(129)	—	949
Less: Preferred Dividends	—	—	39	—	39
Segment Income/Other Net Loss	$791	$287	$(168)	$—	$910
Discontinued Operations					(145)
Net Income Available to Duke Energy Corporation Common Stockholders					$765

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$45	$5	$409	$—	$459
Receivables, net	1,270	372	5	(1)	1,646
Receivables of variable interest entities, net	2,253	—	—	—	2,253
Receivables from affiliated companies	240	36	660	(936)	—
Notes receivable from affiliated companies	—	—	1,825	(1,825)	—
Inventory	4,167	81	33	—	4,281
Regulatory assets	2,840	154	88	—	3,082
Assets held for sale	—	—	11	—	11
Other	231	21	193	(86)	359
Total current assets	11,046	669	3,224	(2,848)	12,091
Property, Plant and Equipment
Cost	154,088	16,934	2,987	(83)	173,926
Accumulated depreciation and amortization	(51,889)	(3,419)	(1,725)	(2)	(57,035)
Net property, plant and equipment	102,199	13,515	1,262	(85)	116,891
Other Noncurrent Assets
Goodwill	17,379	1,924	—	—	19,303
Regulatory assets	12,328	804	504	—	13,636
Nuclear decommissioning trust funds	10,775	—	—	—	10,775
Operating lease right-of-use assets, net	735	5	351	1	1,092
Investments in equity method unconsolidated affiliates	98	255	149	—	502
Investment in consolidated subsidiaries	465	5	71,505	(71,975)	—
Assets held for sale	—	—	308	—	308
Other	2,455	332	1,912	(627)	4,072
Total other noncurrent assets	44,235	3,325	74,729	(72,601)	49,688
Total Assets	157,480	17,509	79,215	(75,534)	178,670
Segment reclassifications, intercompany balances and other	(874)	(45)	(74,615)	75,534	—
Segment Assets	$156,606	$17,464	$4,600	$—	$178,670

(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

DUKE ENERGY CORPORATION
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2024
(In millions)	Electric Utilities and Infrastructure	Gas Utilities and Infrastructure	Other(a)	Eliminations/ Adjustments	Duke Energy
Current Liabilities
Accounts payable	$2,556	$312	$496	$—	$3,364
Accounts payable to affiliated companies	583	47	283	(913)	—
Notes payable to affiliated companies	1,207	618	—	(1,825)	—
Notes payable and commercial paper	—	—	4,155	—	4,155
Taxes accrued	694	134	(120)	—	708
Interest accrued	494	58	248	(2)	798
Current maturities of long-term debt	1,211	41	1,028	(6)	2,274
Asset retirement obligations	603	—	—	—	603
Regulatory liabilities	1,212	97	—	—	1,309
Liabilities associated with assets held for sale	—	—	251	—	251
Other	1,617	68	506	(107)	2,084
Total current liabilities	10,177	1,375	6,847	(2,853)	15,546
Long-Term Debt	46,206	4,527	24,325	(79)	74,979
Long-Term Debt Payable to Affiliated Companies	618	7	—	(625)	—
Other Noncurrent Liabilities
Deferred income taxes	12,079	1,385	(2,743)	—	10,721
Asset retirement obligations	8,401	86	—	—	8,487
Regulatory liabilities	13,306	1,232	32	1	14,571
Operating lease liabilities	662	11	242	—	915
Accrued pension and other post-retirement benefit costs	228	29	216	—	473
Investment tax credits	861	1	—	—	862
Liabilities associated with assets held for sale	—	—	126	—	126
Other	812	219	512	(191)	1,352
Total other noncurrent liabilities	36,349	2,963	(1,615)	(190)	37,507
Equity
Total Duke Energy Corporation stockholders' equity	63,118	8,628	49,592	(71,787)	49,551
Noncontrolling interests	1,012	9	66	—	1,087
Total equity	64,130	8,637	49,658	(71,787)	50,638
Total Liabilities and Equity	157,480	17,509	79,215	(75,534)	178,670
Segment reclassifications, intercompany balances and other	(874)	(45)	(74,615)	75,534	—
Segment Liabilities and Equity	$156,606	$17,464	$4,600	$—	$178,670

(a)    Includes amounts in held for sale accounts related to the Commercial Renewables Disposal Groups.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Other	Electric Utilities and Infrastructure
Operating Revenues	$2,407	$1,788	$1,436	$458	$759	$(45)	$6,803
Operating Expenses
Fuel used in electric generation and purchased power	860	620	523	138	271	(57)	2,355
Operation, maintenance and other	440	369	247	93	178	(11)	1,316
Depreciation and amortization	397	339	248	66	169	6	1,225
Property and other taxes	94	51	106	71	14	1	337
Impairment of assets and other charges	1	—	—	—	—	—	1
Total operating expenses	1,792	1,379	1,124	368	632	(61)	5,234
Gains on Sales of Other Assets and Other, net	1	1	1	—	—	3	6
Operating Income	616	410	313	90	127	19	1,575
Other Income and Expenses, net(b)	61	35	24	4	13	(6)	131
Interest Expense	180	120	111	29	57	2	499
Income Before Income Taxes	497	325	226	65	83	11	1,207
Income Tax Expense	58	50	45	10	14	(4)	173
Net Income	439	275	181	55	69	15	1,034
Less: Net Income Attributable to Noncontrolling Interest(c)	—	—	—	—	—	13	13
Segment Income	$439	$275	$181	$55	$69	$2	$1,021
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes an equity component of allowance for funds used during construction of $28 million for Duke Energy Carolinas, $13 million for Duke Energy Progress, $5 million for Duke Energy Florida and $2 million for Duke Energy Indiana.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$5	$27	$4	$3	$5	$1	$45
Receivables, net	245	132	90	364	429	10	1,270
Receivables of variable interest entities, net	998	789	467	—	—	(1)	2,253
Receivables from affiliated companies	173	3	2	59	12	(9)	240
Inventory	1,478	1,294	693	168	534	—	4,167
Regulatory assets	1,347	834	525	35	101	(2)	2,840
Other	61	57	57	2	59	(5)	231
Total current assets	4,307	3,136	1,838	631	1,140	(6)	11,046
Property, Plant and Equipment
Cost	57,477	39,865	28,882	8,690	19,097	77	154,088
Accumulated depreciation and amortization	(20,210)	(15,502)	(7,220)	(2,382)	(6,599)	24	(51,889)
Net property, plant and equipment	37,267	24,363	21,662	6,308	12,498	101	102,199
Other Noncurrent Assets
Goodwill	—	—	—	596	—	16,783	17,379
Regulatory assets	3,850	4,631	1,895	371	900	681	12,328
Nuclear decommissioning trust funds	6,077	4,345	352	—	—	1	10,775
Operating lease right-of-use assets, net	75	304	294	15	48	(1)	735
Investments in equity method unconsolidated affiliates	—	—	1	—	—	97	98
Investment in consolidated subsidiaries	56	10	3	394	1	1	465
Other	1,116	716	456	77	354	(264)	2,455
Total other noncurrent assets	11,174	10,006	3,001	1,453	1,303	17,298	44,235
Total Assets	52,748	37,505	26,501	8,392	14,941	17,393	157,480
Segment reclassifications, intercompany balances and other	(261)	(115)	(30)	(457)	(20)	9	(874)
Reportable Segment Assets	$52,487	$37,390	$26,471	$7,935	$14,921	$17,402	$156,606
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.

ELECTRIC UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2024
(In millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Indiana	Eliminations/ Adjustments(b)	Electric Utilities and Infrastructure
Current Liabilities
Accounts payable	$925	$557	$616	$217	$234	$7	$2,556
Accounts payable to affiliated companies	230	294	121	19	78	(159)	583
Notes payable to affiliated companies	55	754	66	196	136	—	1,207
Taxes accrued	151	131	135	208	76	(7)	694
Interest accrued	161	89	128	42	73	1	494
Current maturities of long-term debt	520	73	586	—	4	28	1,211
Asset retirement obligations	236	228	1	7	131	—	603
Regulatory liabilities	574	300	93	31	213	1	1,212
Other	616	429	333	61	179	(1)	1,617
Total current liabilities	3,468	2,855	2,079	781	1,124	(130)	10,177
Long-Term Debt	16,199	11,955	9,791	3,149	4,646	466	46,206
Long-Term Debt Payable to Affiliated Companies	300	150	—	18	150	—	618
Other Noncurrent Liabilities
Deferred income taxes	4,383	2,562	2,752	840	1,476	66	12,079
Asset retirement obligations	3,779	3,619	252	74	672	5	8,401
Regulatory liabilities	6,302	4,635	709	233	1,450	(23)	13,306
Operating lease liabilities	72	283	247	15	45	—	662
Accrued pension and other post-retirement benefit costs	54	144	97	71	101	(239)	228
Investment tax credits	300	128	242	5	186	—	861
Other	554	95	110	55	13	(15)	812
Total other noncurrent liabilities	15,444	11,466	4,409	1,293	3,943	(206)	36,349
Equity
Total Duke Energy Corporation stockholders equity	17,337	11,079	10,222	3,151	5,078	16,251	63,118
Noncontrolling interests(c)	—	—	—	—	—	1,012	1,012
Total equity	17,337	11,079	10,222	3,151	5,078	17,263	64,130
Total Liabilities and Equity	52,748	37,505	26,501	8,392	14,941	17,393	157,480
Segment reclassifications, intercompany balances and other	(261)	(115)	(30)	(457)	(20)	9	(874)
Reportable Segment Liabilities and Equity	$52,487	$37,390	$26,471	$7,935	$14,921	$17,402	$156,606
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances, purchase accounting adjustments and Commercial Transmission and Duke Energy Indiana Holdco, LLC balances.
(c)    Includes a noncontrolling interest in Duke Energy Indiana.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING SEGMENT INCOME
(Unaudited)

	Three Months Ended March 31, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage(b)	Eliminations/ Adjustments	Gas Utilities and Infrastructure
Operating Revenues	$220	$676	$5	$1	$902
Operating Expenses
Cost of natural gas	61	170	—	1	232
Operation, maintenance and other	32	95	2	—	129
Depreciation and amortization	33	62	3	—	98
Property and other taxes	31	15	—	—	46
Total operating expenses	157	342	5	1	505
Operating Income	63	334	—	—	397
Other Income and Expenses, net	2	15	—	—	17
Interest Expense	15	45	1	—	61
Income (Loss) Before Income Taxes	50	304	(1)	—	353
Income Tax Expense	9	59	—	1	69
Segment Income (Loss)	$41	$245	$(1)	$(1)	$284
(a)    Includes results of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes earnings from investments in Sabal Trail and Cardinal pipelines, as well as Hardy and Pine Needle storage facilities.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – ASSETS
(Unaudited)

	March 31, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Assets
Cash and cash equivalents	$1	$—	$4	$—	$5
Receivables, net	72	297	3	—	372
Receivables from affiliated companies	—	81	80	(125)	36
Inventory	16	65	—	—	81
Regulatory assets	23	131	—	—	154
Other	7	8	6	—	21
Total current assets	119	582	93	(125)	669
Property, Plant and Equipment
Cost	4,687	12,157	91	(1)	16,934
Accumulated depreciation and amortization	(1,123)	(2,296)	—	—	(3,419)
Net property, plant and equipment	3,564	9,861	91	(1)	13,515
Other Noncurrent Assets
Goodwill	324	49	—	1,551	1,924
Regulatory assets	323	403	—	78	804
Operating lease right-of-use assets, net	1	5	—	(1)	5
Investments in equity method unconsolidated affiliates	—	—	250	5	255
Investment in consolidated subsidiaries	—	—	—	5	5
Other	21	282	27	2	332
Total other noncurrent assets	669	739	277	1,640	3,325
Total Assets	4,352	11,182	461	1,514	17,509
Segment reclassifications, intercompany balances and other	(2)	(83)	(80)	120	(45)
Reportable Segment Assets	$4,350	$11,099	$381	$1,634	$17,464
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

GAS UTILITIES AND INFRASTRUCTURE
CONDENSED CONSOLIDATING BALANCE SHEETS – LIABILITIES AND EQUITY
(Unaudited)

	March 31, 2024
(In millions)	Duke Energy Ohio(a)	Piedmont Natural Gas LDC	Midstream Pipelines and Storage	Eliminations/ Adjustments(b)	Gas Utilities and Infrastructure
Current Liabilities
Accounts payable	$58	$246	$9	$(1)	$312
Accounts payable to affiliated companies	54	89	29	(125)	47
Notes payable to affiliated companies	110	508	—	—	618
Taxes accrued	31	99	4	—	134
Interest accrued	9	48	—	1	58
Current maturities of long-term debt	—	40	—	1	41
Regulatory liabilities	10	88	—	(1)	97
Other	3	64	—	1	68
Total current liabilities	275	1,182	42	(124)	1,375
Long-Term Debt	765	3,629	69	64	4,527
Long-Term Debt Payable to Affiliated Companies	7	—	—	—	7
Other Noncurrent Liabilities
Deferred income taxes	445	917	22	1	1,385
Asset retirement obligations	60	26	—	—	86
Regulatory liabilities	247	973	—	12	1,232
Operating lease liabilities	1	10	—	—	11
Accrued pension and other post-retirement benefit costs	22	7	—	—	29
Investment tax credits	—	1	—	—	1
Other	46	166	6	1	219
Total other noncurrent liabilities	821	2,100	28	14	2,963
Equity
Total Duke Energy Corporation stockholders' equity	2,484	4,271	313	1,560	8,628
Noncontrolling interests	—	—	9	—	9
Total equity	2,484	4,271	322	1,560	8,637
Total Liabilities and Equity	4,352	11,182	461	1,514	17,509
Segment reclassifications, intercompany balances and other	(2)	(83)	(80)	120	(45)
Reportable Segment Liabilities and Equity	$4,350	$11,099	$381	$1,634	$17,464
(a)    Includes balances of the wholly owned subsidiary, Duke Energy Kentucky.
(b)    Includes the elimination of intercompany balances and purchase accounting adjustments.

Electric Utilities and Infrastructure
Quarterly Highlights
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
Gigawatt-hour (GWh) Sales(a)
Residential	22,704	21,868	3.8%	1.2%
General Service	18,169	17,765	2.3%	3.5%
Industrial	11,449	11,846	(3.4%)	(2.5%)
Other Energy Sales	136	153	(11.1%)	n/a
Unbilled Sales	(1,794)	(2,562)	30.0%	n/a
Total Retail Sales	50,664	49,070	3.2%	1.1%
Wholesale and Other	9,946	9,176	8.4%
Total Consolidated Electric Sales – Electric Utilities and Infrastructure	60,610	58,246	4.1%

Average Number of Customers (Electric)
Residential	7,355,519	7,199,420	2.2%
General Service	1,041,737	1,036,096	0.5%
Industrial	15,804	16,265	(2.8%)
Other Energy Sales	23,839	24,228	(1.6%)
Total Retail Customers	8,436,899	8,276,009	1.9%
Wholesale and Other	52	46	13.0%
Total Average Number of Customers – Electric Utilities and Infrastructure	8,436,951	8,276,055	1.9%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	9,389	6,342	48.0%
Nuclear	19,082	17,727	7.6%
Hydro	981	808	21.4%
Natural Gas and Oil	19,881	20,849	(4.6%)
Renewable Energy	668	562	18.9%
Total Generation(d)	50,001	46,288	8.0%
Purchased Power and Net Interchange(e)	14,128	14,966	(5.6%)
Total Sources of Energy	64,129	61,254	4.7%
Less: Line Loss and Other	3,519	3,008	17.0%
Total GWh Sources	60,610	58,246	4.1%

Owned Megawatt (MW) Capacity(c)
Summer	50,385	49,847
Winter	54,870	53,015
Nuclear Capacity Factor (%)(f)	97	95

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Carolinas
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	8,241	7,708	6.9%
General Service	7,232	6,899	4.8%
Industrial	4,686	4,710	(0.5%)
Other Energy Sales	68	71	(4.2%)
Unbilled Sales	(676)	(955)	29.2%
Total Retail Sales	19,551	18,433	6.1%	2.9%
Wholesale and Other	2,837	2,486	14.1%
Total Consolidated Electric Sales – Duke Energy Carolinas	22,388	20,919	7.0%

Average Number of Customers
Residential	2,465,376	2,407,382	2.4%
General Service	401,787	399,791	0.5%
Industrial	5,968	6,095	(2.1%)
Other Energy Sales	11,120	11,226	(0.9%)
Total Retail Customers	2,884,251	2,824,494	2.1%
Wholesale and Other	25	23	8.7%
Total Average Number of Customers – Duke Energy Carolinas	2,884,276	2,824,517	2.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	2,915	1,379	111.4%
Nuclear	11,835	10,596	11.7%
Hydro	652	480	35.8%
Natural Gas and Oil	5,902	6,652	(11.3%)
Renewable Energy	73	68	7.4%
Total Generation(d)	21,377	19,175	11.5%
Purchased Power and Net Interchange(e)	2,207	2,918	(24.4%)
Total Sources of Energy	23,584	22,093	6.7%
Less: Line Loss and Other	1,196	1,174	1.9%
Total GWh Sources	22,388	20,919	7.0%

Owned MW Capacity(c)
Summer	19,688	19,492
Winter	20,736	20,350
Nuclear Capacity Factor (%)(f)	100	95

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,475	1,252	17.8%
Cooling Degree Days	3	16	(81.3%)

Variance from Normal
Heating Degree Days	(14.8%)	(27.2%)
Cooling Degree Days	(53.2%)	126.9%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Progress
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	5,132	4,846	5.9%
General Service	3,632	3,439	5.6%
Industrial	2,223	2,351	(5.4%)
Other Energy Sales	22	22	—%
Unbilled Sales	(521)	(732)	28.8%
Total Retail Sales	10,488	9,926	5.7%	2.2%
Wholesale and Other	5,640	5,419	4.1%
Total Consolidated Electric Sales – Duke Energy Progress	16,128	15,345	5.1%

Average Number of Customers
Residential	1,486,661	1,451,398	2.4%
General Service	247,706	247,775	—%
Industrial	3,238	3,310	(2.2%)
Other Energy Sales	2,453	2,519	(2.6%)
Total Retail Customers	1,740,058	1,705,002	2.1%
Wholesale and Other	8	8	—%
Total Average Number of Customers – Duke Energy Progress	1,740,066	1,705,010	2.1%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	1,802	748	140.9%
Nuclear	7,247	7,131	1.6%
Hydro	261	254	2.8%
Natural Gas and Oil	5,117	5,726	(10.6%)
Renewable Energy	59	55	7.3%
Total Generation(d)	14,486	13,914	4.1%
Purchased Power and Net Interchange(e)	2,137	1,922	11.2%
Total Sources of Energy	16,623	15,836	5.0%
Less: Line Loss and Other	495	491	0.8%
Total GWh Sources	16,128	15,345	5.1%

Owned MW Capacity(c)
Summer	12,564	12,464
Winter	13,770	13,605
Nuclear Capacity Factor (%)(f)	92	96

Heating and Cooling Degree Days
Actual
Heating Degree Days	1,273	1,063	19.8%
Cooling Degree Days	9	32	(71.9%)

Variance from Normal
Heating Degree Days	(20.3%)	(33.1%)
Cooling Degree Days	(26.5%)	180.2%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.
(f)    Statistics reflect 100% of jointly owned stations.

Duke Energy Florida
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	4,371	4,493	(2.7%)
General Service	3,325	3,407	(2.4%)
Industrial	832	820	1.5%
Other Energy Sales	8	8	—%
Unbilled Sales	(73)	(139)	47.5%
Total Retail Sales	8,463	8,589	(1.5%)	(1.3%)
Wholesale and Other	376	401	(6.2%)
Total Electric Sales – Duke Energy Florida	8,839	8,990	(1.7%)

Average Number of Customers
Residential	1,781,895	1,740,847	2.4%
General Service	210,297	208,644	0.8%
Industrial	1,716	1,812	(5.3%)
Other Energy Sales	3,632	3,704	(1.9%)
Total Retail Customers	1,997,540	1,955,007	2.2%
Wholesale and Other	14	10	40.0%
Total Average Number of Customers – Duke Energy Florida	1,997,554	1,955,017	2.2%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	593	508	16.7%
Natural Gas and Oil	7,735	7,641	1.2%
Renewable Energy	530	434	22.1%
Total Generation(d)	8,858	8,583	3.2%
Purchased Power and Net Interchange(e)	253	714	(64.6%)
Total Sources of Energy	9,111	9,297	(2.0%)
Less: Line Loss and Other	272	307	(11.4%)
Total GWh Sources	8,839	8,990	(1.7%)

Owned MW Capacity(c)
Summer	10,749	10,469
Winter	12,408	11,115

Heating and Cooling Degree Days
Actual
Heating Degree Days	294	178	65.2%
Cooling Degree Days	229	397	(42.3%)

Variance from Normal
Heating Degree Days	(20.8%)	(52.3%)
Cooling Degree Days	11.0%	101.2%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Ohio
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,382	2,327	2.4%
General Service	2,072	2,111	(1.8%)
Industrial	1,258	1,384	(9.1%)
Other Energy Sales	23	35	(34.3%)
Unbilled Sales	(85)	(250)	66.0%
Total Retail Sales	5,650	5,607	0.8%	(0.8%)
Wholesale and Other	130	35	271.4%
Total Electric Sales – Duke Energy Ohio	5,780	5,642	2.4%

Average Number of Customers
Residential	830,082	822,107	1.0%
General Service	75,773	74,570	1.6%
Industrial	2,248	2,395	(6.1%)
Other Energy Sales	2,800	2,836	(1.3%)
Total Retail Customers	910,903	901,908	1.0%
Wholesale and Other	1	1	—%
Total Average Number of Customers – Duke Energy Ohio	910,904	901,909	1.0%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	765	456	67.8%
Natural Gas and Oil	38	11	245.5%
Total Generation(d)	803	467	71.9%
Purchased Power and Net Interchange(e)	5,697	5,755	(1.0%)
Total Sources of Energy	6,500	6,222	4.5%
Less: Line Loss and Other	720	580	24.1%
Total GWh Sources	5,780	5,642	2.4%

Owned MW Capacity(c)
Summer	1,080	1,076
Winter	1,173	1,164

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,228	2,097	6.2%
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(14.0%)	(18.2%)
Cooling Degree Days	—%	—%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Duke Energy Indiana
Quarterly Highlights
Supplemental Electric Utilities and Infrastructure Information
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)	% Inc. (Dec.) Weather Normal(b)
GWh Sales(a)
Residential	2,578	2,494	3.4%
General Service	1,908	1,909	(0.1%)
Industrial	2,450	2,581	(5.1%)
Other Energy Sales	15	17	(11.8%)
Unbilled Sales	(439)	(486)	9.7%
Total Retail Sales	6,512	6,515	—%	(1.0%)
Wholesale and Other	963	835	15.3%
Total Electric Sales – Duke Energy Indiana	7,475	7,350	1.7%

Average Number of Customers
Residential	791,505	777,686	1.8%
General Service	106,174	105,316	0.8%
Industrial	2,634	2,653	(0.7%)
Other Energy Sales	3,834	3,943	(2.8%)
Total Retail Customers	904,147	889,598	1.6%
Wholesale and Other	4	4	—%
Total Average Number of Customers – Duke Energy Indiana	904,151	889,602	1.6%

Sources of Electric Energy (GWh)
Generated – Net Output(c)
Coal	3,314	3,251	1.9%
Hydro	68	74	(8.1%)
Natural Gas and Oil	1,089	819	33.0%
Renewable Energy	6	5	20.0%
Total Generation(d)	4,477	4,149	7.9%
Purchased Power and Net Interchange(e)	3,834	3,657	4.8%
Total Sources of Energy	8,311	7,806	6.5%
Less: Line Loss and Other	836	456	83.3%
Total GWh Sources	7,475	7,350	1.7%

Owned MW Capacity(c)
Summer	6,304	6,346
Winter	6,783	6,781

Heating and Cooling Degree Days
Actual
Heating Degree Days	2,361	2,299	2.7%
Cooling Degree Days	—	—	—%

Variance from Normal
Heating Degree Days	(15.0%)	(16.5%)
Cooling Degree Days	—%	—%

(a)    Except as indicated in footnote (b), represents non-weather-normalized billed sales, with energy delivered but not yet billed (i.e., unbilled sales) reflected as a single amount and not allocated to the respective retail classes.
(b)    Represents weather-normal total retail calendar sales (i.e., billed and unbilled sales).
(c)    Statistics reflect Duke Energy's ownership share of jointly owned stations.
(d)    Generation by source is reported net of auxiliary power.
(e)    Purchased power includes renewable energy purchases.

Gas Utilities and Infrastructure
Quarterly Highlights
March 2024

	Three Months Ended March 31,
	2024	2023	% Inc. (Dec.)
Total Sales
Piedmont Natural Gas Local Distribution Company (LDC) throughput (dekatherms)(a)	163,265,015	161,463,793	1.1%
Duke Energy Midwest LDC throughput (Mcf)	33,197,651	31,814,967	4.3%

Average Number of Customers – Piedmont Natural Gas
Residential	1,072,397	1,055,702	1.6%
Commercial	108,553	107,487	1.0%
Industrial	944	954	(1.0%)
Power Generation	19	19	—%
Total Average Number of Gas Customers – Piedmont Natural Gas	1,181,913	1,164,162	1.5%

Average Number of Customers – Duke Energy Midwest
Residential	524,333	519,502	0.9%
General Service	35,369	35,356	—%
Industrial	2,249	1,715	31.1%
Other	117	115	1.7%
Total Average Number of Gas Customers – Duke Energy Midwest	562,068	556,688	1.0%
(a)    Piedmont has a margin decoupling mechanism in North Carolina, weather normalization mechanisms in South Carolina and Tennessee and fixed-price contracts with most power generation customers that significantly eliminate the impact of throughput changes on earnings. Duke Energy Ohio's rate design also serves to offset this impact.